Exhibit 10.4
RELEASE OF CERTAIN GUARANTORS
Reference is made to that certain Indenture, dated as of December 21, 2023, among Diversified Healthcare Trust, a Maryland real estate investment trust (the "Company"), U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”), Bayside Fremont CA LLC, a Delaware limited liability company (formerly known as Bayside Pkwy Fremont LLC, a Delaware limited liability company) (the “Released Guarantor”) and certain other Subsidiaries of the Company, as Guarantors (the "Indenture"), relating to the Company’s Senior Secured Notes due 2026 (the “Notes”). The terms defined in the Indenture are used herein as therein defined, unless otherwise defined herein.
Pursuant to Section 12.04 of the Indenture, the undersigned, as Trustee, hereby confirms the release and discharge of the Released Guarantor from any and all obligations and liabilities under the Subsidiary Guarantee, and further hereby confirms the termination and release of the Released Guarantor of all other obligations under the Indenture or the Notes, each as of May 30, 2024.

Dated as of June 26, 2024.
U.S. Bank Trust Company, National Association, as Trustee
By:    /s/ David W. Doucette
Name: David W. Doucette
Title: Vice President